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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 21, 2001
                                                          -------------



                        Environmental Power Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-15472              04-2782065
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(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)       Identification No.)

        500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                   (Address of principal executive offices)


                                (603) 431-1780
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

Environmental Power Corporation ("EPC") has announced that, due to a pending transaction to acquire an 80% or greater controlling interest in Microgy Cogeneration Systems, Inc., EPC has postponed its June 26, 2001 shareholders' meeting to a later date, following closing, which will be announced.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

99.05 Press release, dated June 21, 2001, announcing the acquisition of an 80% controlling interest in Microgy Cogeneration Systems, Inc. ("Microgy")

ITEM 9.  REGULATION FD DISCLOSURE

The press release attached as Exhibit 99.05 hereto is furnished pursuant to Regulation FD. It is not filed.

CAUTIONARY STATEMENT:

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this Report or in the press release filed as an exhibit hereto, such as statements concerning EPC's position in the distributed generation segment of the power industry, the availability of agri-waste fuel sources, the need for new power capacity, the market potential, EPC's plan to announce a new annual meeting date, EPC's acquisition of the remaining Microgy securities and other statements contained therein regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with EPC's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, the competitive environment in which EPC and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of EPC's Quarterly Report on Form 10-Q for the period ended March 31, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. EPC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION


June 21, 2001                                     /s/ William D. Linehan
                                                  -----------------------------
                                                  William D. Linehan
                                                  Treasurer and
                                                  Chief Financial Officer
                                                  (principal accounting officer
                                                  and authorized officer)

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